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                                                             Exhibit 23.1

                     CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated December 15, 2000 included herein.


/s/ALBRECHT, VIGGIANO, ZURECK & COMPANY, P.C.



Hauppauge, New York
December 15, 2000


                                    Ex 23